UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	001-37886	81-1527911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street, Suite 700
Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 732-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2022, CapStar Financial Holdings, Inc. (the "Company") announced Michael J. Fowler resumed his role as Executive Vice President, Chief Financial Officer, after stepping down to Treasurer to provide care for his wife during her eighteen-month battle with cancer. The Company's decision to reinstate Mr. Fowler is not related to any disagreement on any matter related to accounting, operations, policies or practices.

Mr. Fowler will be compensated $275,000 per year, which may be increased from time to time (“Base Salary”), with an annual bonus with an annual target of 40% of Base Salary, and full participation in the Company's Long-Term Equity-Based Incentive Compensation plan.

Denis J. Duncan, who served as Chief Financial Officer, retired effective February 10, 2022. The Company and Mr. Duncan entered into an agreement providing that (1) the Company will pay to Mr. Duncan a one time payment of $385,000, comprised of one year's salary and target bonus, within 30 days of separation; and (2) full participation in the Company's 2020-2022 Long-Term Equity-Based Incentive Compensation Plan to be awarded in January of 2023. The above summary of the agreement is qualified by reference in its entirety to the full Agreement, which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 11, 2022, the Company issued a press release announcing Mr. Duncan’s retirement and the appointment of Mr. Fowler to Executive Vice President, Chief Financial Officer, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of CapStar Financial Holdings, Inc. dated February 11, 2022
99.2	Agreement dated February 10, 2022 between the Company and Denis J. Duncan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

Date:	February 11, 2022	By:	/s/ Timothy K. Schools
Timothy K. Schools Chief Executive Officer